UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2024

Pulse Biosciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37744	46-5696597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 906-4600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	PLSE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 15, 2024, Pulse Biosciences, Inc. (the “Company”) entered into an equity distribution agreement (the “Distribution Agreement”) with Canaccord Genuity LLC and Needham & Company, LLC (each a “Sales Agent” and together, the “Sales Agents”), as sales agents, pursuant to which the Company may offer and sell, from time to time, through the Sales Agents, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), having an aggregate offering price of up to $60.0 million (the “Shares”).

The Company is not obligated to sell any Shares under the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Sales Agents will use commercially reasonable efforts, consistent with their normal trading and sales practices, to sell Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions specified by the Company. Under the Distribution Agreement, the Sales Agents may sell Shares in transactions that are deemed to be “at the market” offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including directly on the Nasdaq Capital Market or into any other existing trading market for the Shares, or sales made to or through a market maker, in block transactions or by any other method permitted by law, including negotiated transactions. Sales may be made at market prices prevailing at the time of a sale or at prices related to prevailing market prices or at negotiated prices. The Company will pay the Sales Agents a commission of up to 3.0% of the gross sales price per share sold by the Sales Agents. The Company also will reimburse the Sales Agents for certain specified expenses in connection with entering into the Distribution Agreement. The Company has no obligation to sell any of the Shares under the Distribution Agreement and may at any time suspend solicitations and offers under the Distribution Agreement.

The issuance and sale, if any, of the Shares by the Company under the Distribution Agreement will be made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-278322) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2024, and declared effective as of April 8, 2024, as well as a related registration statement on Form S-3 (File No. 333-280805), filed with the SEC on July 15, 2024 pursuant to Rule 462(b) of the Securities Act, which became effective immediately upon filing. The Company filed a prospectus supplement with the SEC on July 15, 2024 in connection with the offer and sale of the Shares pursuant to the Distribution Agreement.

The foregoing description of the Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Baker & Hostetler LLP, counsel to the Company, relating to the validity of the issuance and sale of the Shares being offered pursuant to the Distribution Agreement, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any Shares under the Distribution Agreement nor shall there be any sale of such Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 2.02	Results of Operations and Financial Condition.

Preliminary Financial Results for the Three Months Ended June 30, 2024 (unaudited)

In this Current Report, the Company is providing certain estimated preliminary unaudited financial results and other information for the three months ended June 30, 2024. The Company is providing estimated ranges of these preliminary financial results below because its closing procedures for the fiscal quarter ended June 30, 2024 are not yet complete. The Company’s final results remain subject to the completion of management’s final review and the Company’s other closing procedures or subsequent events. Accordingly, you should not place undue reliance on the Company’s preliminary results set forth below, which may differ from actual results. These preliminary estimates are forward-looking statements. During the course of the preparation of the Company’s unaudited financial statements and the notes thereto by management, additional items that require adjustments to the preliminary results presented below may be identified.

The estimated preliminary financial results included in this Current Report on Form 8-K have been prepared by and are the responsibility of the Company’s management. The Company’s independent registered public accounting firm, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial information and, accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto. These estimates should not be viewed as a substitute for the Company’s full interim unaudited financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

The following table reflects certain estimated preliminary financial results as of and for the three months ended June 30, 2024:

	Three Months ended June 30, 2024
	Low (Estimated)	High (Estimated)
	(in millions)
Cash and cash equivalents (1)	$26.0	$26.5
GAAP costs and expenses	$11.0	$13.0
GAAP net loss	$(10.7)	$(12.7)
Non-GAAP costs and expenses (2)	$9.0	$10.0
Non-GAAP net loss (2)	$(8.7)	$(9.7)

(1)	Excludes $60.0 million in cash proceeds received by the Company in connection with the previously announced closing of its rights offering in July 2024.
(2)

Non-GAAP costs and expenses and non-GAAP net loss are not calculated in accordance with GAAP. See Reconciliation of GAAP to Non-GAAP Measures below for a reconciliation of GAAP costs and expenses to non-GAAP costs and expenses and GAAP net loss to non-GAAP net loss, the most directly comparable financial measures calculated in accordance with GAAP.

Reconciliation of GAAP to Non-GAAP Financial Measures

To supplement the Company’s preliminary financial information presented on a GAAP basis, the Company’s management has disclosed non-GAAP costs and expenses and non-GAAP net loss. The Company believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of the Company’s financial information were limited to financial measures prepared in accordance with GAAP. As a result, the Company is disclosing these non-GAAP financial measures in order to supplement investors’ and other readers’ understanding and assessment of the Company’s financial performance. The Company’s management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for financial and operational decision-making. Non-GAAP adjustments include stock-based compensation, depreciation and amortization. From time to time in the future, there may be other items that the Company may exclude if it believes that doing so is consistent with the goal of providing useful information to management and investors. The Company has provided a reconciliation of each non-GAAP financial measure used in this Current Report on Form 8-K to the most directly comparable GAAP financial measure. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as analytical tools. Investors are encouraged to review these reconciliations and not to rely on any single financial measure to evaluate the Company’s business. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP measures to their most directly comparable GAAP measures set forth below and should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures in this Current Report on Form 8-K exclude the following:

•

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP costs and expenses and net loss measures. Although stock-based compensation is a key incentive offered to employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of time-based and performance-based options, such as options that vest as a result of its market capitalization. Depending upon the size, timing and terms of the grants, as well as the probability of achievement of performance-based awards, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons from period to period.

•

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP costs and expenses and net loss measures. Depreciation and amortization are non-cash charges to current operations.

The following table reconciles preliminary GAAP costs and expenses to preliminary non-GAAP costs and expenses for the three months ended June 30, 2024:

	Three Months ended June 30, 2024
	Low (Estimated)	High (Estimated)
	(in millions)
GAAP costs and expenses	$11.0	$13.0
Depreciation and amortization	(0.3)	0.3
Stock-based compensation	(1.7)	(2.7)
Non-GAAP costs and expenses	$9.0	10.0

The following table reconciles preliminary GAAP net loss to preliminary non-GAAP net loss for the three months ended June 30, 2024:

	Three Months ended June 30, 2024
	Low (Estimated)	High (Estimated)
	(in millions)
GAAP net loss	$(10.7)	$(12.7)
Depreciation and amortization	0.3	0.3
Stock-based compensation	1.7	2.7
Non-GAAP net loss	$(8.7)	$(9.7)

The information set forth in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of the Company, and actual events or results may differ materially from these forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements concern, and these risks and uncertainties include, among others, the Company’s estimated preliminary financial information described above, including the Company’s GAAP and non-GAAP costs and expenses and net loss, depreciation and amortization, stock-based compensation, and cash and cash equivalents for the quarterly period ended June 30, 2024. A more complete description of these and other material risks can be found in the Company’s filings with the SEC under the heading “Risk Factors.” Any forward-looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward-looking statements made by the Company. The Company does not undertake any obligation to update (publicly or otherwise) any forward-looking statement, including without limitation any financial projection or guidance, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated July 15, 2024, by and among Pulse Biosciences, Inc. and Canaccord Genuity LLC and Needham & Company, LLC.

5.1	Opinion of Baker & Hostetler LLP

23.1	Consent of Baker & Hostetler LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PULSE BIOSCIENCES, INC.

Date: July 15, 2024	By:	/s/ Burke T. Barrett
President and Chief Executive Officer
(Principal Executive and Principal Financial Officer)